EXHIBIT 10(o)

                               RETENTION AGREEMENT

THIS RETENTION AGREEMENT (this "Agreement"), dated as of the ____ day of December, 1996, is by and between Trans Financial, Inc., with an address of 500 East Main Street, Bowling Green, Kentucky 42101 ("Trans Financial"), and _____________________, with an address of
            ("Employee").


                                    RECITALS

A. Employee is currently employed as a senior management official by Trans Financial and/or its subsidiaries, on an at-will basis.

B. In order to induce Employee to continue his employment with Trans Financial and devote his full attention to the business of Trans Financial for so long as Trans Financial requires his services, Trans Financial desires to provide for the continuation of Employee's salary after the termination of his employment, under the circumstances described herein.


                                    AGREEMENT

         Therefore, in consideration of the foregoing and the mutual covenants set forth below, the parties hereto agree as follows:

1. Termination of Employment. Employee shall be entitled to the severanc benefits described in Section 2 below if his employment is terminated on or before December 31, 1997 (the "Expiration Date"):

         (a) by Trans Financial without cause (as defined in Section 3 below); or

         (b)      by Employee, for any reason, if:

                  (i) Employee's  salary is reduced or his  participation in any
         bonus  plan  applying  generally  to  management   officials  of  Trans
         Financial and its subsidiaries from time to time, is discontinued, or

                  (ii) Trans Financial requires a change in excess of 40 miles in the geographic location where Employee is based as of the date hereof, without the prior written consent of Employee.

The Board of Directors of Trans Financial may, at its sole option and discretion, extend the Expiration Date for one or more annual periods, by giving notice to Employee of the extension at least 60 days prior to the Expiration Date then in effect.

2. Severance Benefits. In the event of a termination of employment qualifying Employee for severance benefits pursuant to Section 1 above, Trans Financial shall provide to Employee all benefits as provided in its then current policies regarding termination of employment, as if such employment was terminated by the employer without cause, and the following additional severance benefits:

         (a) Employee shall receive continuation of salary at the highest rate in effect at any time during the year prior to the date of termination of his employment (subject to all applicable withholdings) for the period beginning on the day after the date of termination of his employment and ending on the date eighteen months thereafter (the "Anniversary Date"), in accordance with Trans Financial's typical pay schedule and methods. Employee will receive paychecks on the regularly scheduled pay days until such severance pay has been paid in full. This severance benefit shall be in addition to severance pay payable pursuant to the then current policies of Trans Financial. If the standard severance pay provided for by such policies is to be paid periodically, the salary continuation provided for in this subparagraph (a) may be paid, at the option of Trans Financial, either concurrently with or consecutive to the payment of standard severance pay.

         (b) Except as otherwise provided herein, Trans Financial shall continue Employee's coverage under Trans Financial's group health insurance plan, on the same terms as other management officials generally, through the Anniversary Date, subject to the continuation of Employee's payroll deductions for such plan. Employee will be responsible for any increase that may occur in his share of the premiums under such plan on the same terms from time to time provided to active management employees generally. Except as otherwise provided herein, Employee's election period for continuance coverage (commonly referred to as COBRA coverage) shall commence on the Anniversary Date. In the event Employee obtains other employment before such date, Employee shall notify Trans Financial immediately, and Employee's participation in Trans Financial's group health insurance plans shall cease on the date Employee becomes eligible to participate in his new employer's health insurance plan (but in no event after Anniversary
Date), and Employee's election period for COBRA coverage shall commence on that date.

         (c) Employee shall receive any pension or retirement benefits to which he is entitled under the terms of any pension or retirement plans as of the date of termination of employment. Employee acknowledges and agrees that no further contributions will be made to such pension or retirement plans after such date. Any stock options granted to Employee will be treated under the terms of the controlling stock option plan documents.

Employee shall not be required to mitigate any of these benefits by seeking other employment, but in the event of reemployment before the Anniversary Date, Employee shall notify Trans Financial and benefits under subparagraph (b) above shall cease.

3. Termination Without Cause. Employee shall be deemed to be terminated by Trans Financial without cause unless, prior to the termination of his employment by Trans Financial, the Board of Directors of Trans Financial determines, by a vote of the majority of the directors present and voting at a duly and properly called meeting at which a quorum is present, that any of the following causes for terminating his employment exists:

         (a) Employee has engaged in any act of personal dishonesty in the performance of his duties or responsibilities;

         (b) Employee has engaged in competition with Trans Financial or any of its subsidiaries, in any manner, or in activities substantially harmful to, or not in the best interests of, the business of Trans Financial or of any of its subsidiaries;

         (c)      Employee has engaged in illegal conduct;

         (d) For any reason, Trans Financial or any of its affiliates is unable to procure, after good faith efforts, a fidelity bond on Employee;

         (e) Employee has failed to perform or discharge any of his duties or responsibilities as reasonably required or expected for a management official in his position with Trans Financial or with any of its subsidiaries; or

         (f) Employee is guilty of professional misconduct, or has committed any act negatively affecting Trans Financial or any of its subsidiaries, of such a serious nature as would render his service unacceptable to reasonable persons in the position of the Board of Directors of Trans Financial.

If Employee is a director, Employee shall be included in determining the presence of a quorum at any meeting at which such issue is considered, but shall not be entitled to vote on such issue, or, without invitation by a majority of the other directors present, to attend that portion of the meeting in which such issue is considered.

4. Employment at Will. This Agreement does not constitute a promise of employment, and Employee continues to be employed on an at-will basis. Trans Financial shall have the right to terminate Employee's employment, for any reason, subject to the terms regarding severance benefits set forth herein. Employee may also terminate his employment at any time for any reason, and such termination by Employee shall terminate any rights under this Agreement, except to the extent that the provisions of Section 1(b) above apply.

5.       Miscellaneous.

         (a) Trans Financial shall reimburse Employee for any and all legal fees reasonably incurred by Employee in successfully pursuing his rights under this Agreement.

         (b) Neither party shall assign the benefits of this Agreement to any other party, without the express prior written consent of the other party. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective representatives, successors and permissible assigns. Trans Financial shall require any successor entity (including any purchaser of all or substantially all of the assets of Trans Financial or any Significant Subsidiary) to expressly assume the obligations of Trans Financial hereunder.

         (c) This Agreement shall be governed by and construed under the laws of the Commonwealth of Kentucky.

         (d) This Agreement constitutes the sole and entire agreement between the parties regarding the subject matter hereof, and shall not be altered or amended except by an agreement in writing signed by both parties hereto.

EXECUTED as of the date first set forth above.



                                                           [EMPLOYEE NAME]

                                                           TRANS FINANCIAL, INC.


                            By:
                                Thomas Wallingford, Acting Chairman of the Board